Summary prospectus supplement	July 27, 2011

Putnam Income Fund Summary Prospectus dated February 28, 2011

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Michael Salm, Daniel Choquette, Brett Kozlowski, Kevin Murphy, and Raman Srivastava.

Mr. Choquette joined the portfolio team for the fund in July 2011 and is a Portfolio Manager.

Mr. Kozlowski joined the portfolio team for the fund in July 2011 and is a Portfolio Manager.

269166 7/11